Exhibit 99.1

Diamond Offshore Drilling, Inc. Rig Status Report November 16, 2012 Updated information noted in bold print

No new contract commitments

	Water [1,2] Depth	Year [3]			Contract Dayrate	Estimated	Estimated		Planned Downtime [4,5,6]		(For Periods Lasting >10 days)
Rig Name	(feet)	Built	Location	Operator	(USD)	Start Date	End Date	Status	4Q12	2013	Comments
GULF OF MEXICO SEMISUBMERSIBLES (5)								Total:	176

Ocean Ambassador	1,100	1975	Brazil	—	—	Early Nov 2012	early Feb 2013	Mobe to US GOM; maintenance
			US GOM	—	—	—	—	Actively marketing		S	5-Year Special Survey
Ocean Whittington	1,650	1974	US GOM	—	—	—	—	Stacked, pending engineering evaluation
Ocean Saratoga	2,200	1976	US GOM	BP	130,000	early Sep 2012	late Nov 2012	Standby rate (revenue deferred and amortized during contract term)
			US GOM	BP	260,000	late Nov 2012	late Apr 2013	Two-well term + priced one-well option
Ocean Yorktown	2,850	1976	Mexico	Pemex	184,000	early Jan 2012	late July 2014	930-day term
Ocean Victory	5,500 (15K)	1997	US GOM	Eni US Operating Co.	419,500	mid Jun 2012	early Sep 2013	1-year term + 2 unpriced 1-year options	65		5-Year Special Survey + BOP Upgrade

GULF OF MEXICO JACK-UPS (5)
Ocean King	300 IC	1973	Montenegro	—	—	early Nov 2012	early Feb 2013	Prep for transit; mobe to US GOM; prep & maintenance
			US GOM	—	—	—	—	Actively marketing
Ocean Nugget	300 IC	1976	Mexico	Pemex	83,999	mid Sep 2011	late Jan 2013	Extension of 430-day term		M	Planned Maintenance
Ocean Summit	300 IC	1972	Mexico	Pemex	85,999	mid Sep 2012	late May 2015	985-day term
Ocean Titan	350 IC (15K)	1974	Mexico	Pemex	103,000	mid Dec 2011	early Jan 2014	778-day term
Ocean Scepter	350 IC (15K)	2008	Mexico	Pemex	134,999	late Dec 2011	late Jul 2013	612-day term		S	5-Year Special Survey

INTERNATIONAL SEMISUBMERSIBLES (23)
North Sea/Mediterranean/W. Africa
Ocean Nomad	1,200	1975	UK	Fairfield Cedrus	280,000	mid Oct 2012	early Jan 2013	Two wells
			UK	Dana Petroleum	280,000	early Jan 2013	late Jan 2013	One well
			UK	First Oil	280,000	late Jan 2013	late Feb 2013	One well
			UK	Iona	280,000	late Feb 2013	early Apr 2013	One well
			UK	Noreco	280,000	early Apr 2013	mid May 2013	One well
			UK	—	—	mid May 2013	mid Jul 2013	2-1/2 Year Special Survey		S	2-1/2 Year Special Survey
			UK	Dana Petroleum	330,000	mid Jul 2013	mid Jul 2015	2-year term + 2 x 6-month unpriced options
Ocean Guardian	1,500 (15K)	1985	UK	Shell	263,000	mid Jul 2012	mid Jul 2014	2-year firm term
			UK	Shell	350,000	mid Jul 2014	mid Jul 2015	1-year option
Ocean Princess	1,500 (15K)	1975	UK	EnQuest	230,000	early Jan 2012	late Aug 2013	600-day term + 2 x 6-month unpriced options		S	2-1/2 Year Special Survey
Ocean Vanguard	1,500 (15K)	1982	Norway	Statoil	352,400	mid Aug 2010	mid Jun 2013	3-year term
				—	—	mid Jun 2013	late July 2013	Special Survey		S	2-1/2 Year Special Survey
			Norway	Statoil	450,000	late July 2013	mid Mar 2015	20-month option + unpriced option
Ocean Valiant	5,500	1988	Equatorial Guinea	Hess	375,466	mid Oct 2012	late Jan 2013	Two option wells		S	5-Year Special Survey
			Equatorial Guinea	Hess	515,000	late Jan 2013	late Apr 2013	Two wells; convertible to 4-well term at dayrate of $500,000
Ocean Endeavor	10,000 (15K)	2007	Egypt	Burullus / RASHPETCO	285,000	late Jul 2012	early Apr 2013	4-month extension + 1 x 4-month priced option
			—	—	—	early Apr 2013	mid Aug 2013	Actively marketing
			Worldwide	Not Disclosed	285,000	mid Aug 2013	mid Dec 2013	Mobilization and customer requested upgrades
			Worldwide	Not Disclosed	521,665	mid Dec 2013	mid Jun 2015	18-month term (dayrate includes 50% of potential 6.6% bonus)

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 1 of 4

	Water [1,2] Depth	Year [3]			Contract Dayrate	Estimated	Estimated		Planned Downtime [4,5,6]		(For Periods Lasting >10 days)
Rig Name	(feet)	Built	Location	Operator	(USD)	Start Date	End Date	Status	4Q12	2013	Comments
Ocean Confidence	10,000 DP (15K)	2001	Congo	Murphy	422,536	late Sep 2012	late Nov 2012	One well
			Congo	—	—	late Nov 2012	mid Dec 2012	Maintenance	30
			Angola	Cobalt	360,000	mid Dec 2012	mid Jan 2013	Completion of well
			Angola	Cobalt	375,000	mid Jan 2013	mid Jun 2013	One well
			Angola	Cobalt	430,000	mid Jun 2013	mid Nov 2013	One well
			Cameroon	Murphy	430,000	mid Nov 2013	late Feb 2014	Firm well
			US GOM	Murphy	—	To Be Determined		Mobe to US GOM
			US GOM	Murphy	511,635	To Be Determined		Resume interrupted contract, 365 days + unpriced option
Australasia
Ocean Patriot	3,000 (15K)	1983	Vietnam	Idemitsu	272,500	mid Aug 2012	mid Jan 2013	One well
			Philippines	—	—	mid Jan 2013	late Feb 2013	5-Year Special Survey		S	5-Year Special Survey
			Philippines	—	—	late Feb 2013	early Apr 2013	standby
			Philippines	Otto Energy	275,000	early Apr 2013	early Jul 2013	Two wells + unpriced option well
Ocean General	3,000	1976	Indonesia	Mitra Energy Consortium	255,000	mid Jul 2012	mid May 2013	Seven firm wells + two declared option wells + four unpriced option wells
Ocean America	5,500 (15K)	1988	Australia	Woodside	405,000	mid Sep 2012	late Apr 2013	Five-well extension
			Singapore	—	—	late Apr 2013	late Jul 2013	Demobe to Singapore; 5-Year Special Survey; mobe		S	5-Year Special Survey + BOP Upgrade
			Australia	Chevron	475,000	late Jul 2013	late Jan 2015	18-month term + 1-year unpriced option
Ocean Rover	8,000 (15K)	2003	Malaysia	Murphy	304,547	late Apr 2012	mid Feb 2014	600-day extension		S	5-Year Special Survey moved into 2013
Ocean Monarch	10,000 (15K)	2008	Indonesia	Niko Resources	385,000	early Oct 2012	early Oct 2016	4-year term + 1-year unpriced option
Brazil / S. America
Ocean Concord	2,300	1975	Brazil	Petrobras	247,788	early Jan 2008	early Jan 2013	5-year term (includes 50% of pot.15% bonus) + unpriced option
			Brazil	Petrobras	247,788	early Jan 2013	mid Jul 2015	Remainder of Whittington and Yorktown terms
Ocean Lexington	2,200	1976	Brazil	OGX	271,000	early Mar 2012	early Feb 2013	3-year term (rate reduction blended across Star and Quest)
			Brazil	—	—	early Feb 2013	early Apr 2013	Customs clearance; mobe to Trinidad
			Trinidad	BG International / Niko / Centrica	300,000	early Apr 2013	late Jul 2014	477-day term + 3 x 45-day unpriced options + 315-day unpriced option
Ocean Yatzy	3,300 DP	1989	Brazil	Petrobras	257,250	early Oct 2009	early Oct 2014	5-year term (incl. 50% of potential 10% bonus) + unpriced option
Ocean Quest	4,000 (15K)	1973	Brazil	OGX	265,000	late Dec 2011	late Dec 2013	1-year extension + second 1-year extension	31	S	5-Year Special Survey and quarters upgrade: 105 days in total
Ocean Winner	4,000	1976	Brazil	Petrobras	283,500	mid Oct 2010	mid Mar 2015	5-year term (incl. 50% of potential 10% bonus) + unpriced option
Ocean Worker	4,000	1982	Brazil	Petrobras	283,500	late Feb 2009	late Feb 2015	6-year term (incl. 50% of potential 10% bonus) + unpriced option	50	S	5-Year Special Survey: 65 days in total
Ocean Alliance	5,250 DP (15K)	1988	Brazil	Petrobras	367,089	late Jul 2010	mid Jun 2016	6-year term (incl. 50% of potential 15% bonus) + unpriced option		S	5-Year Special Survey
Ocean Star	5,500 (15K)	1997	Brazil	OGX	301,000	early Jun 2012	late Feb 2014	Remainder of 2-year term at blended rate + 1-year extension
Ocean Baroness	8,000 (15K)	2002	Brazil	Petrobras	276,750	early Sep 2011	early Sep 2015	Converted to 5-year term (incl. 50% of potential 5% bonus) + unpriced option
Ocean Courage	10,000 DP (15K)	2009	Brazil	Petrobras	406,850	mid Feb 2010	mid Feb 2015	5-year term (incl. 50% of potential 6% bonus) + unpriced option
Ocean Valor	10,000 DP (15K)	2009	Brazil	Petrobras	440,000	early Sep 2011	mid Oct 2015	Converted to 5-year term + unpriced option

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 2 of 4

	Water [1,2] Depth	Year [3]			Contract Dayrate	Estimated	Estimated		Planned Downtime [4,5,6]		(For Periods Lasting >10 days)
Rig Name	(feet)	Built	Location	Operator	(USD)	Start Date	End Date	Status	4Q12	2013	Comments
INTERNATIONAL JACK-UPS (1)
Ocean Spur	300 IC	1981	Ecuador	Saipem	30,000	mid Oct 2012	mid Oct 2014	2-year bareboat charter
INTERNATIONAL DRILLSHIPS (1)
Ocean Clipper	7,875 DP (15K)	1997	Brazil	Petrobras	312,625	late Jan 2012	early Dec 2015	Remainder of 5-year term contract (incl. 50% of potential 5% bonus)+ unpriced option
RIGS UNDER CONSTRUCTION (6)
Ocean BlackHawk	12,000 DP (15K)	2013	S. Korea	—	—	Q1 2011	Q2 2013	Hyundai
				—	—	Q2 2013	late Dec 2013	Commissioning, mobe, acceptance
			To Be Determined	Anadarko	495,000	late Dec 2013	Q4 2018	Five-year term + unpriced option
Ocean BlackHornet	12,000 DP (15K)	2013	S. Korea	—	—	Q1 2011	Q4 2013	Hyundai
				—	—	Q4 2013	late Jun 2014	Commissioning, mobe, acceptance
			To Be Determined	Anadarko	495,000	late Jun 2014	Q2 2019	Five-year term + unpriced option
Ocean BlackRhino	12,000 DP (15K)	2014	S. Korea	—	—	Q2 2011	Q2 2014	Hyundai
				—	—	Q2 2014	Q4 2014	Commissioning, mobe, acceptance
Ocean BlackLion	12,000 DP (15K)	2014	S. Korea	—	—	Q2 2012	Q4 2014	Hyundai
				—	—	Q4 2014	Q2 2015	Commissioning, mobe, acceptance
Ocean Onyx	6,000 (15K)	2013	US GOM	—	—	Q1 2012	Q3 2013	Keppel AmFELS; Commissioning, mobe, acceptance
			US GOM	Apache Corporation	490,000	Q3 2013	Q3 2014	1-year term + 1-year unpriced option
Ocean Apex	6,000 (15K)	2014	Singapore	—	—	Q3 2012	Q2 2014	Jurong Shipyard
				—	—	Q2 2014	Q3 2014	Commissioning, mobe, acceptance

COLD STACKED (3)
(1 jack-up, 2 semisubmersibles)
Ocean Spartan	300 IC	1980	US GOM	—	—			Stacked
Ocean New Era	1,500	1974	US GOM	—	—			Stacked
Ocean Epoch	3,000	1977	Malaysia	—	—			Stacked

NOTES

(1.) Water Depth refers to the rig’s current nominal operating water depth capability. Often, rigs are capable of drilling or have drilled in greater water depths. In all cases, floating rigs are capable of working successfully at greater depths than their nominal depth. On a case by case basis, we may achieve a greater depth capacity by providing additional equipment.

(2.) Additional rig capabilities noted within the column: 15K=15,000 PSI Well-Control System; DP=Dynamically Positioned Rig; IC=Independent-Leg Cantilevered Rig.

(3.) Year Built represents when rig was (or is expected to be) built and originally placed in service or year redelivered with significant enhancements that enabled the rig to be classified within a different floater category than when originally constructed.

(4.) Planned Downtime only includes downtime periods that as of this report date are, or have been, planned and estimable and do not necessarily reflect actual downtime experienced. Additional downtime may be experienced in the form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unplanned maintenance and repairs. Survey start times may also be accelerated or delayed for various reasons.

(5.) Planned Number of Downtime Days are estimated for 4Q 2012 only. For 2013, “M” denotes planned maintenance exceeding 10 days; “S” denotes a planned survey and associated maintenance.

(6.) The following are expected to undergo Special Surveys during 2013: 1) Ocean Scepter, 2) Ocean Nomad, 3) Ocean Princess, 4) Ocean Vanguard, 5) Ocean Valiant, 6) Ocean America, 7) Ocean Rover, 8) Ocean Alliance, 9) Ocean Ambassador, 10) Ocean Patriot, 11) completion of Ocean Quest, and 12) completion of Ocean Worker.

General Notes

Average Utilization: Assume rates of 92% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups. Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, and other factors.

Options should be assumed to be unpriced unless otherwise indicated.

All Dayrates Exclude Mobe. Mobe revenues (if any) and expenses are deferred and amortized over the life of the contract, in most cases. Mobe costs are generally offset by mobe revenues.

Survey Costs: During surveys, normal operating expense will be incurred, plus additional costs.

US GOM=U.S. Gulf of Mexico

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 3 of 4

Diamond Offshore Drilling, Inc. Rig Status Report

Forward-Looking Statements: This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning related legal proceedings and outcomes thereof, the impact of these and related events on our operations and revenues, rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.